EXHIBIT 99.1

Registered number: 07732039

DECAHEDRON LIMITED

NON-STATUTORY FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2016

DECAHEDRON LIMITED

COMPANY INFORMATION

Director	Nikolaos Lazarou
Grigorios Siokas (appointed 10 February 2017)

Registered number	07732039

Registered office	161 Lancaster Road
Enfield
Middlesex
EN2 0JN

Independent auditor	Crowe Clark Whitehill LLP
St Brides House
10 Salisbury Square
London
EC4Y 8EH

DECAHEDRON LIMITED

CONTENTS

DECAHEDRON LIMITED

DIRECTOR'S REPORT FOR THE YEAR ENDED 31 DECEMBER 2016

The director presents his report and the financial statements for the year ended 31 December 2016.

Director's responsibilities statement

The director is responsible for preparing the Director's report and the financial statements in accordance with applicable law and regulations.

Company law requires the director to prepare financial statements for each financial year. Under that law the director has elected to prepare the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including Section 1A of Financial Reporting Standard 102 ‘The Financial Reporting Standard applicable in the UK and Republic of Ireland'.

Under company law the director must not approve the financial statements unless he is satisfied that he gives a true and fair view of the state of affairs of the Company and of the profit or loss of the Company for that period. In preparing these financial statements, the director is required to:

•	select suitable accounting policies for the Company's financial statements and then apply them consistently;

•	make judgments and accounting estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the Company will continue in business.

The director is responsible for keeping adequate accounting records that are sufficient to show and explain the Company's transactions and disclose with reasonable accuracy at any time the financial position of the Company and enable him to ensure that the financial statements comply with the Companies Act 2006. He is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Principal activity

The principal activity of the company during the period under review was that of wholesale of pharmaceutical goods.

Director

The director who served during the year was:

Nikolaos Lazarou

Grigorios Siokas was appointed as a director on 10 February 2017.

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DECAHEDRON LIMITED

DIRECTOR'S REPORT FOR THE YEAR ENDED 31 DECEMBER 2016

Disclosure of information to auditor

Each of the persons who are directors at the time when this Director’s report is approved has confirmed that:

•	so far as that director is aware, there is no relevant audit information of which the company's auditor is unaware, and

•	that director has taken all the steps that ought to have been taken as a director in order to be aware of any relevant audit information and to establish that the company's auditor is aware of that information.

This report was approved by the board on 20 April 2017 and signed on its behalf.

/s/ Nikolaos Lazarou

Nikolaos Lazarou

Director

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DECAHEDRON LIMITED

Report on the Financial Statements

We have audited the accompanying non-statutory financial statements of Decahedron Limited, which comprise the Balance Sheet as of December 31, 2015 and 2016, and the related Income Statement, Statement of Changes in Equity, and Statement of Cash Flows for the years then ended, and the related notes numbered 1 to 17 to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with Section 1A of Financial Reporting Standard 102, the Financial Reporting Standard applicable in the UK and Republic of Ireland, this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with applicable law and International Standards on Auditing (UK and Ireland). Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the non-statutory financial statements referred to above present fairly, in all material respects, the financial position of Decahedron Limited as of December 31, 2015 and 2016, and the results of its operations and its cash flows for the years then ended in accordance with Section 1A of Financial Reporting Standard 102, the Financial Reporting Standard applicable in the UK and Republic of Ireland.

/s/ Crowe Clark Whitehill LLP

Crowe Clark Whitehill LLP

Statutory Auditors

London, UK

20 April 2017

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DECAHEDRON LIMITED

INCOME STATEMENT FOR THE YEAR ENDED 31 DECEMBER 2016

		2016	2015
	Note	£	£

Turnover	2	1,900,656	2,220,543
Cost of sales		(1,456,114)	(2,139,975)

Gross profit		444,542	80,568
Administrative expenses		(224,218)	(92,049)
Insurance proceed		-	30,819

Operating profit		220,324	19,338
Interest receivable and similar income		-	2,722
Interest payable		(168)	(225)

Profit before tax		220,156	21,835
Tax on profit	3	23,292	(26,424)

Profit/(loss) for the year		243,448	(4,589)

There was no other comprehensive income for 2016 (2015:£NIL).

The notes numbered 1 to 17 form an integral part of these financial statements.

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DECAHEDRON LIMITED REGISTERED NUMBER: 07732039

BALANCE SHEET AS AT 31 DECEMBER 2016

		2016	2015
	Note	£	£
Fixed assets
Tangible assets	4	13,635	17,651
		13,635	17,651
Current assets
Stocks	5	49,852	-
Debtors: amounts falling due within one year	6	666,266	348,085
Cash at bank and in hand	7	11,619	27,986
		727,737	376,071

Creditors: amounts falling due within one year	8	(707,492)	(599,759)

Net current assets/(liabilities)		20,245	(223,688)
Total assets less current liabilities		33,880	(206,037)

Provisions for liabilities
Deferred tax		-	(3,531)
		-	(3,531)
Net assets/(liabilities)		33,880	(209,568)

Capital and reserves
Called up share capital	9	140,961	140,961
Profit and loss account		(107,081)	(350,529)
		33,880	(209,568)

The notes numbered 1 to 17 form an integral part of these financial statements.

The non- statutory financial statements have been prepared in accordance with the provision of FRS 102 Section 1A – small entities. The non-statutory financial statements were approved and authorised for issue by the board and were signed on its behalf on 20 April 2017.

/s/ Nikolaos Lazarou	/s/ Grigorios Siokas
Mr Nikolaos Lazarou	Grigorios Siokas
Director	Director

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DECAHEDRON LIMITED

STATEMENT OF CHANGES IN EQUITY FOR THE YEAR ENDED 31 DECEMBER 2016

	Share Capital	Profit and loss account	Total
	£	£	£

At 1 January 2015	140,961	(250,940)	(109,979)

Loss for the year and total comprehensive loss	-	(4,589)	(4,589)

Dividend paid	-	(95,000)	(95,000)
At 31 December 2015 and 1 January 2016	140,961	(350,529)	(209,568)

Profit for the year and total comprehensive income	-	243,448	243,448
At 31 December 2016	140,961	(107,081)	33,880

The notes numbered 1 to 17 form an integral part of these financial statements.

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DECAHEDRON LIMITED

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED 31 DECEMBER 2016

	2016	2015
	£	£
Cash flows from operating activities
Operating profit	220,324	19,338
Adjustment for:
Depreciation	4,414	2,096
	224,738	21,434
Movements in working capital
- Increase in stock	(49,852)	-
- Increase/(decrease) in trade and other debtors	(461,468)	21,907
- Increase in trade and other creditors	134,576	66,106
Cash (used in)/generated from operations	(376,744)	88,013

Interest paid	(168)	(225)
Interest received	-	2,722
Tax paid	(26,843)	(24,733)

Net cash (used in)/generated from operating activities	(179,017)	87,211

Cash flows from investing activities
Payment for fixed assets	(398)	-

Net cash used in investing activities	(398)	-

Cash flows from financing activities
Repayment of director loan account	163,048
Loan to the director	-	(221,042)
Dividends paid	-	(95,000)
Other loan	-	144,439

Net cash generated from/(used in) financing activities	163,048	(171,603)

Net decrease in cash and cash equivalents	(16,367)	(84,392)
Cash and cash equivalents at 1 January	27,986	112,378

Cash and cash equivalents at 31 December	11,619	27,986

The notes numbered 1 to 17 form an integral part of these financial statements.

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

1. Accounting policies

1.1	General information

The company is a private company, limited by shares, incorporated in England and Wales with registration number 07732039. The address of the registered office is 161 Lancaster Road, Enfield, Middlesex, EN2 0JN.

1.1	Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention and in accordance with Section 1A of Financial Reporting Standard 102, the Financial Reporting Standard applicable in the UK and the Republic of Ireland.

The following principal accounting policies have been applied:

1.2	Revenue

Revenue is recognised to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. Revenue is measured as the fair value of the consideration received or receivable, excluding discounts, rebates, value added tax and other sales taxes. The following criteria must also be met before revenue is recognised:

Sale of goods

Revenue from the sale of pharmaceutical goods is recognised when all of the following conditions are satisfied:

•	the Company has transferred the significant risks and rewards of ownership to the buyer;

•	the Company retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold;

•	the amount of revenue can be measured reliably;

•	it is probable that the Company will receive the consideration due under the transaction; and

•	the costs incurred or to be incurred in respect of the transaction can be measured reliably.

Rendering of services

Revenue from a contract to provide market research services is recognised in the period in which the services are provided in accordance with the stage of completion of the contract when all of the following conditions are satisfied:

•	the amount of revenue can be measured reliably;

•	it is probable that the Company will receive the consideration due under the contract;

•	the stage of completion of the contract at the end of the reporting period can be measured reliably; and

•	the costs incurred and the costs to complete the contract can be measured reliably.

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

1.3	Tangible fixed assets

Tangible fixed assets under the cost model are stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes expenditure that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

Depreciation is charged so as to allocate the cost of assets less their residual value over their estimated useful lives.

Depreciation is provided on the following basis:

Short Leasehold	-	Straight line over the life of the lease
Fixtures, fittings & equipment	-	20% on reducing balance

1.4	Stock

Stock is valued at the lower of cost and net realisable value after making due allowance for obsolete and slow‑moving stock. Cost of goods sold includes all direct costs and an appropriate proportion of fixed and variable overheads.

1.5	Financial instruments

Financial assets and financial liabilities are recognised upon becoming a party to the contractual provisions of the instrument.

Debtors

Debtors do not carry interest and are stated at their nominal value. Appropriate allowances for estimated irrecoverable amounts are recognised in the profit and loss account when there is objective evidence that the asset is impaired.

Cash at bank and in hand

These comprise cash at bank and other shore-term liquid bank deposits with an original maturity of three months or less.

Trade and other creditors

Trade and other creditors are not interest bearing and are stated at their nominal value.

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

1.6	Foreign currency translation

Functional and presentation currency

The Company's functional and presentational currency is GBP.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the spot exchange rates at the dates of the transactions.

At each period end foreign currency monetary items are translated using the closing rate. Non‑monetary items measured at historical cost are translated using the exchange rate at the date of the transaction and non‑monetary items measured at fair value are measured using the exchange rate when fair value was determined.

Foreign exchange gains and losses resulting from the settlement of transactions and from the translation at period‑end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the Statement of comprehensive income except when deferred in other comprehensive income as qualifying cash flow hedges.

1.7	Dividends

Equity dividends are recognised when they become legally payable. Interim equity dividends are recognised when paid. Final equity dividends are recognised when approved by the shareholders at an annual general meeting. Dividends on shares recognised as liabilities are recognised as expenses and classified within interest payable.

1.7	Operating leases

Rentals paid under operating leases are charged to the profit and loss account on a straight line basis over the lease term.

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

1.8	Current and deferred taxation

The tax expense for the year comprises current and deferred tax. Tax is recognised in the profit and loss account, except that a charge attributable to an item of income and expense recognised as other comprehensive income or to an item recognised directly in equity is also recognised in other comprehensive income or directly in equity respectively.

The current income tax charge is calculated on the basis of tax rates and laws that have been enacted or substantively enacted by the balance sheet date in the countries where the Company operates and generates income.

Deferred tax balances are recognised in respect of all timing differences that have originated but not reversed by the Balance sheet date, except that:

•	The recognition of deferred tax assets is limited to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits; and

•	Any deferred tax balances are reversed if and when all conditions for retaining associated tax allowances have been met.

Deferred tax balances are not recognised in respect of permanent differences except in respect of business combinations, when deferred tax is recognised on the differences between the fair values of assets acquired and the future tax deductions available for them and the differences between the fair values of liabilities acquired and the amount that will be assessed for tax. Deferred tax is determined using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

1.8	Going concern

The directors have a reasonable expectation that the company has adequate resources to continue in operational existence for the foreseeable future and, as such, consider it appropriate to prepare the financial statements on the going concern basis. In forming this view the directors have considered the acquisition of the Company on 10 February 2017 by Cosmos Holdings Inc, additional funding from the issue of share capital and obtaining trade facilities, planned growth and forecasts prepared. The directors consider that the company will be profitable and cash generative and will be able to meet its working capital requirements and liabilities as they fall due.

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

2.	Turnover

	2016	2015
	£	£

Sale of pharmaceutical goods	1,476,456	2,220,543

Market research services	424,200	-
	1,900,656	2,220,543

3.	Taxation

	2016	2015
	£	£
Corporation tax
Current tax on profits for the year	(19,761)	26,843
	(19,761)	26,843

Total current tax	(19,761)	26,843

Deferred tax
Origination and reversal of timing differences	(3,531)	(419)

Total deferred tax	(3,531)	(419)

Taxation on profit on ordinary activities	(23,292)	26,424

Factors affecting tax charge for the year

There were no factors that affected the tax charge for the year which has been calculated on the profits on ordinary activities before tax at the standard rate of corporation tax in the UK of 20% (2015 ‑ 20%).

Factors that may affect future tax charges

There were no factors that may affect future tax charges.

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

4.	Tangible fixed assets

	S/Term Leasehold Property	Fixtures & fittings	Total
	£	£	£
Cost
At 1 January 2016	4,444	32,825	37,269
Additions	-	398	398
At 31 December 2016	4,444	33,223	37,667

Depreciation
At 1 January 2016	1,776	17,842	19,618
Charge for the period	593	3,821	4,414
At 31 December 2016	2,369	21,663	24,032

Net book value
At 31 December 2016	2,075	11,560	13,635
At 31 December 2015	2,668	14,983	17,651

5.	Stock

	2016	2015
	£	£

Finished goods and goods for resale	49,852	-

Total Stock	49,852	-

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

6.	Debtors

	2016	2015
	£	£

Trade debtors	12,904	4,183

Other debtors	77,484	20,953

Amount owed by related party (note 14)	418,898	-

Director’s current account	148,951	311,999

Prepayments	8,029	10,950
	666,266	348,085

7.	Cash and cash equivalents

	2016	2015
	£	£

Cash at bank and in hand	11,619	27,986

	11,619	27,986

8.	Creditors: Amounts falling due within one year

	2016	2015
	£	£

Trade creditors	126,018	104,051

Amount owed to related party (note 14)	491,986	311,688

Corporation tax	-	26,843

Taxation and social security	2,246	14,696

Accruals and other creditors	87,242	142,481
	707,492	599,759

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

9.	Share capital

	2016	2015
	£	£
Authorised, allotted, called up and fully paid
140,000‑ Ordinary A shares of £1 each	140,000	140,000
1‑ B Shares share of £1	1	1
200‑ C Shares of £1 each	200	200
200‑ D Shares of £1 each	200	200
210‑ E Shares of £1 each	210	210
210‑ F Shares of £1 each	210	210
140‑ G Shares of £1 each	140	140

	140,961	140,961

10.	Director’s advances, credits and guarantees

The Following advances and credits to a director subsisted during the years ended 31 December 2016 and 31 December 2015

	2016	2015
	£	£
N Lazarou

Balance outstanding at start of year	311,999	90,957

Amounts advanced	165,189	413,830

Amounts repaid	(328,237)	(192,788)

Balance outstanding at end of year	148,951	311,999

11.	Dividends

	2016	2015
	£	£

Dividends paid on equity capital	-	95,000

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DECAHEDRON LIMITED

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2016

12.	Staff numbers

The average number of employees of the company including, director, during the year was 2 (2015: 2).

13.	Auditors remuneration

The auditor remuneration for the year was £10,000 (2015: £10,000).

14.	Related party transactions

At 31 December 2014, the company was owed £144,439 by Eleni Metsoviti (a close family member of the director of the company). The amount was paid to the company during the year ended 31 December 2015.

Eleni Metsoviti & Co, a company registered in Greece and controlled by Eleni Metsoviti, signed a contract with the company on 3 October 2016 which expired on 31 December 2016. In consideration for providing the market research services, the company charged a fee amounting to £424,200 (€489,000) to Eleni Metsoviti & Co. The amount owed to the company at 31 December 2016 was £418,898 (€489,000).

Medihelm SA, a company registered in Greece and controlled by Eleni Metsoviti, sold pharmaceutical products to the company for the years ended 31 December 2015 and 31 December 2016 amounting to £819,576 (€1,138,557) and £533,068 (€679,993) respectively. The amounts owed by the company at 31 December 2014, 31 December 2015 and 31 December 2016 were £17,386 (€21,718), £311,688 (€422,839) and (£491,986) €574,320 respectively.

15.	Post balance sheet event

On 10 February 2017 the share capital of the company was purchased by Cosmos Holdings Inc. a US traded company. The company is now a wholly owned subsidiary of Cosmos Holdings Inc.

16.	Controlling party

Cosmos Holdings Inc (incorporated in US) is regarded by the directors as being the company's ultimate parent company.

17.	Particulars of mortgage or charge

There is a registered charge securing all monies due or becoming due to USF Nominees Limited under the terms of the rent deposit deed in relation to the lease of Unit 11 Spire Green Centre Harlow.

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DECAHEDRON LIMITED

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP

(Section 1A of Financial Reporting Standard 102) AND US GAAP

FOR THE YEAR ENDED 31 DECEMBER 2016

THIS INFORMATION DOES NOT FORM PART OF THE AUDITED NON-STATUTORY FINANCIAL STATEMENTS

(INCLUDING NOTES 1 TO 17) PREPARED IN ACCORDANCE WITH UK GAAP

(Section 1A of Financial Reporting Standard 102)

18.	Summary of Significant Differences between U.K. GAAP and U.S. GAAP

The accompanying non-statutory financial statements together with notes 1 to 17 were prepared in accordance with accounting principles generally accepted in the United Kingdom (“U.K. GAAP”) which differ from those generally accepted in the United States (“U.S. GAAP”). The significant differences, as they apply to the combined financial statements presented, are summarized below.

Following is a reconciliation of net income of the Company as shown in the combined financial statements to net income according to accounting principles generally accepted in the United States.

Net Loss Reconciliation (unaudited)
		Year ended December 31, 2016
	Note	in £ GBP	in $ USD

Income (loss) from continuing operations under U.K. GAAP		£243,447	$329,992

U.S. GAAP Adjustments:
Net sales (Turnover)	(a)	(424,200)	(575,003)
Foreign currency transaction loss	(a)	5,302	7,187
Income (loss) from continuing operations under U.S. GAAP		(175,451)	(237,824)

Adjustments to December 31, 2016 Balance Sheet:

Shareholder's equity reconciliation (unaudited)
		Year ended December 31, 2016
	Note	in £ GBP	in $ USD

Capital and Reserves under U.K. GAAP		£33,880	$45,924

U.S. GAAP Adjustments:
Profit and Loss Account (Accumulated Deficit)	(b)	(418,898)	(520,732)
Total Stockholders' Deficit under U.S. GAAP		(385,018)	(474,808)

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DECAHEDRON LIMITED

SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP

(Section 1A of Financial Reporting Standard 102) AND US GAAP

FOR THE YEAR ENDED 31 DECEMBER 2016

THIS INFORMATION DOES NOT FORM PART OF THE AUDITED NON-STATUTORY FINANCIAL STATEMENTS

(INCLUDING NOTES 1 TO 17) PREPARED IN ACCORDANCE WITH UK GAAP

(Section 1A of Financial Reporting Standard 102)

There are no significant differences to the net cash flow under US GAAP.

(a)   Revenue Recognition Adjustments

For reporting entities, U.S. GAAP for publicly sets forth four requirements that must generally be met before revenue can be realized and earned: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller’s price to the buyer is fixed or determinable; and (4) collectability is reasonably assured. At the time of this filing, Decadhedron Net Sales (Turnover) includes income for research services with a related party, the collection of which has not been received and cannot be reasonable assured. Therefore, these sales (£424,200) have been excluded and the related foreign currency loss (£5,302). Under U.K GAAP, the revenue related to these services and related foreign currency loss is recognized in the current period.

(b)   Net Profit and Loss Account (Accumulated Deficit) Adjustment

As a result of the revenue recognition adjustment described above, the net change in the Net Profit and Loss Account under U.K. GAAP or Accumulated Deficit for U.S. GAAP amounted to ($418,898).

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